UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2026
_______________________________________________
FATHOM HOLDINGS INC.
(Exact name of registrant as specified in its charter)
_______________________________________________

North Carolina
(State or other jurisdiction of incorporation)

001-39412		82-1518164
(Commission File Number)		(IRS Employer Identification No.)
2000 Regency Parkway Drive, Suite 300, Cary, North Carolina 27518
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code 888-455-6040
_______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	FTHM	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On June 16, 2026, Fathom Holdings Inc., a North Carolina corporation (the “Company”), entered into a Merger Agreement and Plan of Reorganization (the “Merger Agreement”) with Bed Bath & Beyond, Inc., a Delaware corporation (“Parent”) and Fathom Merger Sub, Inc., a North Carolina corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides, among other things, that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger”).

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, no par value per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time, will be converted into the right to receive 0.2236 shares of Parent’s common stock, par value $0.0001 per share (“Parent Common Stock”), plus cash in lieu of any fractional shares of Parent Common Stock that otherwise would have been issued (such consideration, the “Merger Consideration”), subject to adjustment based on a specified “Equity Value Shortfall” calculation.

Pursuant to applicable North Carolina law, holders of shares of Company Common Stock are not entitled to appraisal or dissenter’s rights in connection with the Merger.

Treatment of Company’s Outstanding Equity Awards

As of the Effective Time, the treatment of the Company’s outstanding equity awards will be as follows:

(i)each option, whether or not then vested or exercisable, will automatically terminate and be canceled without payment of any consideration;
(ii)each restricted stock award will be assumed by Parent and convert into an award of restricted stock with respect to shares of Parent Common Stock on the same terms and conditions applicable to such restricted stock award immediately prior to the Effective Time (including with respect to vesting);
(iii)each restricted stock unit award not held by any non-employee director will be assumed by Parent and convert into an award of restricted stock units with respect to shares of Parent Common Stock on the same terms and conditions applicable to such restricted stock unit award immediately prior to the Effective Time (including with respect to vesting);
(iv)each restricted stock unit award held by any non-employee director will automatically vest in full and convert into the right to receive shares of Parent Common Stock, plus cash in lieu of fractional shares
(v)each performance stock unit award that is subject to vesting based on the achievement of one or more stock price hurdles and which vests at the Effective Time based on actual performance through the Effective Time, will convert into the right to receive shares of Parent Common Stock, plus cash in lieu of fractional shares;
(vi)each performance stock unit award that is subject to vesting based on the achievement of one or more stock price hurdles and which has not vested as of the Effective Time based on actual performance through the Effective Time will automatically terminate and be canceled; and
(vii)each other performance stock unit award, whether vested or unvested, will be assumed by Parent and convert into an award of performance-based restricted stock units with respect to shares of Parent Common Stock on the same terms and conditions applicable to such performance stock unit award immediately prior to the Effective Time.

Conditions to Closing

The closing of the Merger is subject to certain conditions, including (i) the adoption and approval of the Merger Agreement by an affirmative vote of the holders of at least a majority of the outstanding Company Common Stock entitled to vote at a special shareholders meeting (the “Company Shareholder Approval”); (ii) the declaration of the effectiveness by the Securities and Exchange Commission (the “SEC”) of the Registration Statement on Form S-4 to be filed with the SEC by Parent in connection with the registration of the shares of Parent Common Stock to be issued in connection with the Merger (the “Registration Statement”); (iii) the approval by the New York Stock Exchange of the listing of additional shares of Parent Common Stock to be issued in connection with the Merger; and (iv) other customary conditions for a transaction of this type, such as the absence of any legal restraint prohibiting the consummation of the transactions contemplated by the Merger Agreement. The obligations of each party to consummate the Merger are also conditioned upon (i) the accuracy of the representations and warranties of the other party as of the closing (subject to customary materiality qualifiers), (ii) the absence of any material breach by the other party of any of its covenants or agreements under the Merger Agreement and (iii) the absence of a material adverse effect with respect to the other party.

Representations, Warranties and Covenants

The Company, Parent and Merger Sub have each made customary representations, warranties and covenants in the Merger Agreement. Among other things, the Company has agreed, subject to certain exceptions, from the date of the Merger Agreement until the Effective Time, (i) to use commercially reasonable efforts to conduct its business in all material respects in the ordinary course of business, (ii) not to take certain actions prior to the Effective Time without the prior written consent of the other party (not to be unreasonably withheld, conditioned or delayed), (iii) to cooperate with Parent and use commercially reasonable efforts to cause the Registration Statement to become effective under the Securities Act of 1933, as amended, as soon after such filing as practicable, and to ensure that the Registration Statement remains effective as long as is necessary to consummate the transactions contemplated by the Merger Agreement, (iv) to use commercially reasonable efforts to solicit proxies to obtain Company Shareholder Approval, and (v) to comply with certain non-solicitation obligations related to alternative business combination proposals and the obligation of the Company’s board of directors, subject to customary fiduciary-out and other exceptions (including specified notice and negotiation procedures), and to recommend that the Company’s shareholders adopt and approve the Merger Agreement.

Termination; Termination Fees

The Merger Agreement contains certain termination rights for Parent and the Company, including, among others, the right of either party to terminate the Merger Agreement (i) by mutual written consent prior to the Effective Time; (ii) if the Merger has not been consummated on or prior to December 16, 2026 (provided that if the consummation of the Merger has not occurred due to certain actions of a government entity, the date will be automatically extended to December 31, 2026) (the “Outside Date”); or (iii) if any relevant legal prohibition on the transactions contemplated by the Merger Agreement has become final and non-appealable. If Parent terminates the Merger Agreement due to a failure to obtain Company Shareholder Approval, the Company would be required to pay Parent an expense reimbursement fee of up to $1.0 million for its fees and expenses incurred in connection with the Merger. The expense reimbursement is payable within two business days following such termination, which amount will be credited against any subsequent termination fee payable by the Company.

Subject to certain conditions, the Company may terminate the Merger Agreement in certain circumstances, including (i) if Parent or Merger Sub breaches or fails to perform any representations, warranties, covenants or agreements set forth in the Merger Agreement and such breach would result in a failure of a closing condition and is not cured within 30 days following written notice to Parent or Merger Sub, or (ii) prior to obtaining the Company Shareholder Approval, in order to effect a Change of Company Board Recommendation (as defined in the Merger Agreement) and enter into a Company Superior Proposal (as defined in the Merger Agreement).

Subject to certain conditions, Parent may terminate the Merger Agreement in certain circumstances, including (i) if the Company breaches or fails to perform any of its representations, warranties, covenants or agreements set forth in the Merger Agreement and such breach would result in a failure of a closing condition and is not cured within 30 days following written notice to the Company, or (ii) prior to the receipt of Company Shareholder Approval, the Company has effected a Change of Company Board Recommendation. Upon termination of the Merger Agreement under specified circumstances, including the termination by (i) Parent in the event of a Change of Company Board Recommendation or (ii) the Company in order to enter into a definitive agreement with respect to a Company Superior Proposal, the Company would be required to pay Parent a termination fee equal to $2.0 million.

Related Agreements

Concurrently with the execution of the Merger Agreement, Joshua Harley, the Company’s founder, along with each of the Company’s directors and officers identified in the Merger Agreement, entered into a voting and support agreement with Parent (the “Voting and Support Agreement”), pursuant to which each such person agreed, among other things, to vote any shares of Company Common Stock held by such person in favor of the adoption of the Merger Agreement and the transactions contemplated thereby, subject to the terms and conditions of the Voting and Support Agreement.

Important Statement Regarding the Merger Agreement

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Merger Agreement has been included to provide Company shareholders and other persons with information regarding its terms and is not intended to provide any factual information about Parent or the Company. The representations, warranties and covenants contained in the Merger Agreement (i) have been made solely for the purposes of the Merger Agreement and as of specific dates; (ii) are solely for the benefit of the parties to the Merger Agreement; (iii) are not intended as statements of fact to be relied upon by persons other than the parties to the Merger Agreement, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; (iv) have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; (v) may no longer be true as of a given date; and (vi) may apply standards of materiality in a way that is different from what may be viewed as material by other persons. Persons not party to the Merger Agreement are not third-party beneficiaries under the Merger Agreement (except, following the Effective Time, with respect to Company shareholders’ right to receive the Merger Consideration and the right of holders of certain Company equity awards to receive the consideration provided for such equity awards pursuant to the Merger Agreement and certain other limited obligations) and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Parent, Company or Merger Sub. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the public disclosures of Parent or the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2026, the Board terminated Marco Fregenal as the Company’s Chief Executive Officer, and Mr. Fregenal resigned from his role as a director of the Company, effective immediately. In addition to serving as the Company’s principal executive officer, Mr. Fregenal was serving as the Company’s principal financial officer and principal accounting officer prior to his termination. As a result of Mr. Fregenal no longer serving as a director, the Board has reduced the number of directors constituting the Board from six to five.

Mr. Fregenal’s termination follows an internal review conducted by outside counsel and overseen by the Audit Committee of the Board, during which it was found that Mr. Fregenal had engaged in conduct inconsistent with the Company’s policies, including its Code of Ethics for the Principal Executive Officer.

Appointment of Interim Chief Executive Officer

On June 16, 2026, the Board appointed Adam Rothstein, age 54, to serve as Interim Chief Executive Officer, effective immediately. Mr. Rothstein will serve as the Company’s principal executive officer in this position. Prior to his appointment, Mr. Rothstein was serving as a member of the Company’s Audit Committee, Compensation Committee, and Nominating & Corporate Governance Committee (the “Committees”). Although Mr. Rothstein will continue serving as a director, in connection with his appointment as Interim Chief Executive Officer, he will no longer serve as a member of the Committees. On June 16, 2026, the Board appointed Scott Flanders, an existing independent director of the Company, to serve as a member of the Audit Committee of the Board, effective immediately. The Board has determined that Mr. Flanders satisfies the applicable independence and audit committee membership requirements of Nasdaq and Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Mr. Rothstein is a venture investor specializing in tech, media, entertainment, and medical technology. He is a Co-Founder and General Partner of Disruptive Technology Partners, along with Disruptive Growth, a collection of late-stage investment vehicles, as well as the Disruptive Technologies Opportunity Fund. Mr. Rothstein is a venture partner at ReMY Investors & Consultants, LLC and is the Managing Member and Founder of two active venture vehicles: 1007 Mountain Drive Partners and 890 5th Avenue Partners, LLC. Mr. Rothstein is also the managing member of 177A Bleecker Street Partners, LLC and 1013 Parkthorne Avenue Partners, LLC. He also serves as a limited partner of 200 Park Avenue Partners, LLC. Currently, he holds board positions at numerous companies including Buzzfeed, Inc. (NASDAQ: BZFD), Reservoir Media, Inc. (NASDAQ: RSVR), CoreMap Inc. and is a director and the majority shareholder of the Spanish Football Team, CE Sabadell FC. With over 25 years of investment experience, Mr. Rothstein holds Board of Directors positions in several early and mid-stage technology and media companies, as well as remaining an Advisory Board Member Emeritus of the Leeds School of Business at the University of Colorado Boulder. Mr. Rothstein graduated with a Bachelor of Science in Economics from the Wharton School of Business at the University of Pennsylvania and has a Master of Philosophy (MPhil) in Finance from the University of Cambridge.

The Company will file an amendment to this current report on Form 8-K regarding the material terms of the compensation arrangement for Mr. Rothstein within four business days of the determination of such information.

Appointment of Chief Financial Officer

On June 16, 2026, the Board appointed Daniel Weinmann, age 41, to serve as Chief Financial Officer, effectively immediately. As Chief Financial Officer, Mr. Weinmann will assume the roles of principal financial officer and principal accounting officer of the Company. Prior to his appointment, Mr. Weinmann was serving as the Company’s Vice President of Finance, a position he had held since joining the Company in September 2024. Prior to that, Mr. Weinmann worked as a consultant with Ernst and Young, where he was a senior manager.

The Company will file an amendment to this current report on Form 8-K regarding the material terms of the employment arrangement for Mr. Weinmann within four business days of the determination of such information.

There are no arrangements or understandings between Mr. Rothstein or Mr. Weinmann and any other person pursuant to which they were selected to serve as officers of the Company, nor do either Mr. Rothstein or Mr. Weinmann have any family relationships with any director, executive officer, or person nominated or chosen by the Company to become a director or officer. Other than those previously disclosed, there has been no transaction since the beginning of the Company’s last fiscal year, and there is no currently proposed transaction, in excess of $120,000 in which the Company is or was a participant and in which Mr. Rothstein or Mr. Weinmann or any of their immediate family members had or will have a direct or indirect material interest.

Item 8.01 Other Events.

On June 17, 2026, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
2.1	Merger Agreement and Plan of Reorganization, dated June 16, 2026, by and between Company, Parent and Merger Sub.*
10.1	Form of Voting and Support Agreement, by and among the Company, Parent, and certain shareholders of the Company, dated June 16, 2026.
99.1	Press Release, dated June 17, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).
*Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based upon current expectations and include all statements that are not historical statements of fact and those regarding the intent, belief or expectations, including, without limitation, statements that are accompanied by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “see,” “seek,” “target,” “will,” “would” or other similar words, phrases or expressions and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction, integration and transition plans, synergies, opportunities and anticipated future performance. These forward-looking statements are subject to known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time, many of which may be beyond the control of the parties to the proposed transaction. Future performance and actual results may differ materially from those expressed or implied in such forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. Many risks and uncertainties could affect actual results and cause these statements to vary materially from the expectations contained in the forward-looking statements.

These risks and uncertainties include, among other things: the timing and likelihood of, and any conditions or requirements imposed in connection with, obtaining required shareholder or regulatory approval of the proposed transaction (and the risk that such approvals may result in the imposition of conditions that could adversely affect the expected benefits of the proposed transaction); the possibility that the closing conditions to the proposed transaction may not be satisfied or waived; delays in closing the proposed transaction or the possibility of non-consummation of the proposed transaction; the risk that expected benefits, synergies and growth opportunities of the proposed transaction may not be achieved in a timely manner or at all; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; risks associated with the terms of the debt financing incurred in connection with the proposed transaction; the occurrence of any event that could give rise to termination of any of the documents related to the proposed transaction; the risk that shareholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; the risk that Parent and the Company will be unable to retain or hire key personnel; the ability to successfully integrate the Company’s business with Parent following the closing of the proposed transaction; and the risk that disruption from the proposed transaction may adversely affect Parent’s and the Company’s business and their respective relationships with customers, vendors or employees. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to both Parent’s and the Company’s filings with the SEC. Except as required by law, neither Parent nor the Company undertake any obligation to update forward-looking statements made to reflect new information, subsequent events or circumstances.

Additional Information and Where to Find it

In connection with the proposed transaction, Parent expects to file with the SEC a registration statement of Parent on Form S-4 (the “registration statement”) that will include a proxy statement of the Company that will also constitute a prospectus of Parent (the “proxy statement / prospectus”). After the registration statement is declared effective by the SEC, the Company expects to mail a definitive proxy statement / prospectus to its shareholders in connection with the proposed transaction. This communication is not a substitute for the proxy statement / prospectus or registration statement or for any other document that Parent or the Company may file with the SEC and send to the Company’s shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT, PROXY STATEMENT / PROSPECTUS AND OTHER RELEVANT INFORMATION FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARENT, THE COMPANY AND THE PROPOSED TRANSACTION. The registration statement and other documents filed by Parent with the SEC may be obtained free of charge at Parent’s website at https://investors.beyond.com. These documents may also be obtained free of charge from Parent by requesting them by mail at Attention: Investor Relations, Bed Bath & Beyond, Inc., 433 W. Ascension Way, 3rd Floor, Murray, Utah 84123, or by telephone at (801) 947-3100. The proxy statement / prospectus and other documents filed by the Company with the SEC may be obtained free of charge at the Company’s website at www.fathominc.com. These documents may also be obtained free of charge from the Company by requesting them by mail at Investor Relations by mail at Attention: Investor Relations, Fathom Holdings Inc., 2000 Regency Parkway Drive, Suite 300, Cary, North Carolina 27518. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement / prospectus (if and when available) and other documents containing important information about the proposed transaction once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Parent and the Company and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Parent’s directors and executive officers is available in Parent’s proxy statement for Parent’s 2026 annual meeting of shareholders filed with the SEC on March 27, 2026 on Schedule 14A. Information about the Company’s directors and executive officers is available in the Company’s 2025 Form 10-K/A filed with the SEC on April 30, 2026. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement / prospectus and other relevant materials to be filed with the SEC regarding the transaction when they become available. Investors should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FATHOM HOLDINGS INC.

Date: June 17, 2026	/s/ Adam Rothstein
Adam Rothstein
Interim Chief Executive Officer (principal executive officer)